                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                                                 [ X ]
Filed by a Party other than the Registrant                              [   ]

Check the appropriate box:

[ X ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[   ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-l2

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

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          2)   Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

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          4)   Date Filed:

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                                 PROXY STATEMENT

                                February 1, 2006

            ---------------------------------------------------------

                       IMPORTANT VOTING INFORMATION INSIDE

                           VP Large Company Value Fund

Letter from the President

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                           VP Large Company Value Fund
                                4500 Main Street
                           Kansas City, Missouri 64111

                                February 1, 2006

Dear American Century Shareholder,

I am  writing  to  inform  you of the  upcoming  Special  Meeting  of all of the shareholders of VP Large Company Value Fund to be held on March 3, 2006. At this meeting,  you are being asked to vote on an  important  Proposal  affecting  the
Fund.

The Board of  Directors  of the Fund has  unanimously  approved the Proposal and recommends a vote "FOR" the Proposal. REMEMBER, YOUR VOTE IS EXTREMELY IMPORTANT
TO US, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT IS IN THE FUND.  PLEASE VOTE
YOUR SHARES TODAY. If you have any questions  regarding the issue to be voted on or need assistance in completing your proxy card, please contact your investment professional.  You also may  contact  American  Century's  proxy  solicitor,  at
1-866-241-6192.

I  appreciate  your  consideration  of this  important  Proposal.  Thank you for investing with American Century and for your continued support.

Sincerely,

-------------------------------------
William M. Lyons
President

1.   PROXY STATEMENT SUMMARY

The following Q&A is a brief summary of the Proposal to be considered at the
Special Meeting.  The information below is qualified in its entirety by the more detailed  information  contained  elsewhere  in  this  proxy  statement  ("Proxy
Statement").  Please read all the enclosed proxy materials before voting. PLEASE
REMEMBER TO VOTE AS SOON AS POSSIBLE.

WHEN WILL THE SPECIAL MEETING BE HELD?  WHO IS ELIGIBLE TO VOTE?

The Special  Meeting will be held on March 3, 2006,  at 10 a.m.  Central time at
American Century's offices at 4500 Main Street, Kansas City, Missouri. Shares of
the Fund are sold only to  separate  accounts  of  certain  insurance  companies
("Insurance Companies"),  and to Insurance Companies directly in connection with variable annuity  contracts  and/or variable life insurance  contracts issued by such companies.  With respect to the proposal presented in this Proxy Statement, the Insurance  Companies  will vote the shares of the Fund held in such separate accounts based on the  instructions  timely  received from the contract  holders that have a voting  interest in the Fund.  The record date for  determining  the number of shares  outstanding and the contract  holders  entitled to give voting instructions to Insurance Companies is the close of business on January 25, 2006
("Record Date").  All of the shareholders who own shares of the VP Large Company
Value Fund (the  "Fund"),  a  portfolio  company of  American  Century  Variable
Portfolios,  Inc. ("Variable Portfolios"),  at that time are eligible to vote at the Special  Meeting.  Please note that this will be a business meeting only. No presentations about the Fund are planned.

WHY ARE THE FUNDS HAVING A SPECIAL MEETING?

Shareholders are being asked to approve a management  agreement between Variable
Portfolios,  on behalf of the Fund, and American Century Investment  Management,
Inc. (the "Advisor").

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSAL?

The Board of Directors (the "Board") unanimously  recommends that you vote "FOR"
approval of the management agreement (the "Approval" or "Proposal").

WHY  APPROVE A  MANAGEMENT  AGREEMENT  BETWEEN  AMERICAN  CENTURY  AND  VARIABLE
PORTFOLIOS?

The Advisor has  significant  resources and  experience in providing  investment advisory  services to meet the  investment  objective of the Fund,  and has been providing  investment advisory services to the Fund since its inception.  Due to
circumstances   described  in  more  detail  later  in  this  Proxy   Statement,
shareholder approval of a new management agreement is being sought.

HOW WILL THE APPROVAL OF THE MANAGEMENT AGREEMENT BE ACCOMPLISHED?

Because the Board of Directors has already  approved the  management  agreement, the  agreement  will be  approved  upon the receipt of the  affirmative  vote of investors  holding  a  majority  of  the  Fund's  voting  securities.  Following approval,  the Advisor will continue providing  investment  advisory services to the Fund in the same manner as it has  historically  done since the inception of the Fund.

WHY ARE THE DIRECTORS RECOMMENDING A VOTE "FOR" THE PROPOSAL?

Approval of the Proposal will enable the Fund to continue  receiving  investment management services from the Advisor. Your Directors have reviewed this Proposal with your  interests  in mind,  have  considered  the nature and  quality of the services  the Advisor  provides to the Fund,  and believe the  Approval to be in your and the Fund's best interests.

WHO IS ASKING FOR MY VOTE?

Your Board of Directors is asking you to sign and return the enclosed proxy card so your votes can be cast at the Special  Meeting.  In the  unlikely  event your
Fund's meeting is adjourned, these proxies also would be voted at the reconvened meeting.

WILL THE APPROVAL HAVE ANY EFFECT ON THE VALUE OF MY INVESTMENT?

Pending the Approval,  the Advisor has waived the receipt of its management fee, beginning  December 31, 2004. The Approval will otherwise not have any affect on the value of your  investment.  To the  extent the  Approval  is  obtained,  the
Advisor will no longer waive receipt of its management fee.

HOW DO I VOTE MY SHARES?

We've made it easy for you. You can vote online, by phone, by mail, by fax or in person at the Special  Meeting.  To vote  online,  access the Web site listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by telephone, call the toll-free number listed on your  proxy  card (you will  need the  control  number  that  appears  on the right-hand side of your proxy card). To vote by mail, complete, sign and send us the enclosed proxy voting card in the enclosed postage-paid envelope. To vote by fax,  complete  and sign the proxy voting card and fax both sides of the card to the toll-free  number listed on your proxy card.  You also may vote in person at the meeting on March 3, 2006.

Your  shares  will be  voted  EXACTLY  as you tell us.  If you  simply  sign the enclosed  proxy card and return it, we will  follow the  recommendation  of your
Board of Directors and vote it "FOR" the Proposal.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

Yes.  A proxy can be  revoked  at any time  using any of the  voting  procedures described on your proxy vote card or by attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting and vote in person, we ask that you return the enclosed  proxy vote card.  Doing so will  preserve your vote and help us achieve a quorum for the meeting.

If you have any questions  regarding the Proxy  Statement or need  assistance in voting your shares, please call your investment professional.  You also may call
American   Century's   proxy   solicitor,   Computershare   Fund  Services,   at
1-866-241-6192.

                  2. NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MARCH 3, 2006

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                           VP Large Company Value Fund
                                4500 Main Street
                           Kansas City, Missouri 64111
                                 1-800-345-2021

NOTICE IS HEREBY GIVEN that a Special  Meeting of the  shareholders  of VP Large
Company Value Fund (the "Fund") of American Century Variable Portfolios, Inc., a
Maryland  corporation  ("Variable   Portfolios"),   will  be  held  at  Variable
Portfolios'  offices at 4500 Main  Street,  Kansas City,  Missouri,  on March 3,
2006, at 10 a.m. Central time, for the following purposes:

       PROPOSAL 1.           To  approve  the  proposed  management   agreement
                              between  Variable  Portfolios,  on  behalf  of the
                              Fund, and American Century Investment  Management,
                              Inc. (the "Advisor");

       PROPOSAL 2.            To transact  such other  business as may  properly
                              come before the Special Meeting or any adjournment
                              thereof  (the Board of  Directors  is not aware of
                              any other items to be considered).

This is a notice and Proxy Statement for the Special Meeting.  All of the Fund's
shareholders  will vote together with respect to the Proposal.  Please complete, sign and return the enclosed proxy voting card.

Only  shareholders of record as of the close of business on January 25, 2006 are eligible  to notice of and to vote at the Special  Meeting and any  adjournments thereof. Your attention is directed to the attached Proxy Statement.

Your vote is  important  regardless  of the size of your  holdings  in the Fund.
Whether or not you expect to be present at the Special  Meeting,  we urge you to complete,  sign,  date and  mail the  enclosed  proxy  card in the  postage-paid envelope provided so you will be represented at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE
PROPOSAL.

February 1, 2006

BY ORDER OF THE BOARD OF DIRECTORS

-----------------------------------------
Ward D. Stauffer
Secretary

3. PROXY STATEMENT

February 1, 2005

     This  proxy  statement  ("Proxy  Statement")  is  being  furnished  to  the shareholders  of VP Large  Company  Value Fund (the  "Fund") of record as of the close of  business  on  January  25,  2006,  for their use in  obtaining  voting instructions  from the contract  holders in connection with the  solicitation of proxies by and on behalf of the Board of Directors of American  Century Variable
Portfolios,  Inc.  ("Variable  Portfolios") to be used at the Special Meeting of shareholders  to be held on March 3, 2006.  The Special  Meeting will be held at
Variable Portfolios' offices at 4500 Main Street,  Kansas City, Missouri,  at 10
a.m. Central time, and any adjournments thereof. The approximate mailing date of this Proxy Statement is February 1, 2006.

     VOTING OF PROXIES. If you vote your proxy now, you may revoke it before the
Special Meeting using the voting procedures described on your proxy vote card or by attending the Special Meeting and voting in person.  If you properly  execute and return the enclosed proxy in time to be voted at the Special  Meeting,  your shares  represented  by the  proxy  will be  voted  at the  Special  Meeting  in accordance with the your  instructions.  Unless revoked,  proxies that have been returned  by  shareholders  without  instructions  will be voted in favor of the
Proposal.  The proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other  matter  that may  properly  come  before the  Special  Meeting or any adjournments  of the  Special  Meeting.  The  Board  of  Directors  of  Variable
Portfolios does not currently know of any matter to be considered at the Special
Meeting  other than the  matter  set forth in the  Notice of Special  Meeting of
Shareholders.

     SCHEDULE II to this Proxy  Statement  sets out, as of the close of business on January 25, 2006  ("Record  Date"),  the date for  determining  the number of shares outstanding and the contract holders entitled to give voting instructions to Insurance Companies, the total number of shares of the Fund that are eligible to vote at the Special Meeting.  Except as set out in SCHEDULE III to this Proxy
Statement,  to the  knowledge of the Fund,  as of the Record Date,  no person or
"group"  (as such term is defined in the  Securities  Exchange  Act of 1934,  as amended,  and the  rules  thereunder)  was  known to the Fund to have  allocated contributions  under variable annuity  contracts such that, upon pass-through of voting rights by Insurance Company, such person or group would have the right to give voting  instructions with respect to more than 5% of the outstanding shares of the Fund.  As of the Record  Date,  the  officers  and  Directors of Variable
Portfolios,  as a group,  owned less than 1% of the  outstanding  shares of each class of the Fund.

     QUORUM.  A quorum is the number of shares legally required to be present at a meeting in order to conduct business.  The quorum for the Special Meeting is a majority  of the  shares  of the Fund  issued  and  outstanding.  Shares  may be represented  in person or by proxy.  Abstentions  and  broker  non-votes  (i.e., proxies  sent in by brokers  and other  nominees  that cannot vote on a proposal because  instructions have not been received from the beneficial owners) will be counted as  "present"  for  purposes of  determining  whether or not a quorum is present  for the  Special  Meeting.  If a quorum is not  present at the  Special
Meeting,  or if a quorum is present at the Special Meeting but sufficient  votes are not  received to approve  the  Proposal,  the  persons  named as proxies may propose  one or more  adjournments  of the  Special  Meeting  to permit  further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares affected by the  adjournment  that are represented at the Special  Meeting in person or by proxy.  If a quorum is not present,  the persons named as proxies will vote in favor of such  adjournments  those proxies which they are authorized to vote "FOR" the Proposal, and will vote against such adjournments  those proxies which they are  authorized  to vote  "AGAINST"  such
Proposal.

     SHAREHOLDER VOTE REQUIRED. The Proposal requires the approval of a majority of the outstanding voting securities as defined in the 1940 Act, which means the affirmative  vote of the  lesser  of (i) 67% of the  shares  represented  at the
Special Meeting at which more than 50% of the outstanding shares of the Fund are represented  or (ii) more than 50% of the  outstanding  shares of the Fund.  The
Fund uses dollar-based voting, meaning that the number of votes a shareholder is entitled to cast is based upon the dollar amount of the shareholder's investment in shares of the Fund.

     Insurance  Companies,  the  holders  of record  of shares of the Fund,  are required to "pass through" to their contract holders the right to vote shares of the  Fund.  The Fund  expects  that  Insurance  Companies  will  solicit  voting instructions from their contract holders and that Insurance  Companies will vote
100% of the  shares  of the Fund  held by their  respective  separate  accounts.
Insurance  Companies will vote shares of the Fund for which no instructions have been  received  in the same  proportion  as they vote shares for which they have received  instructions.  Abstentions  and  broker  non-votes  will have the same effect as a negative vote on the Proposal.  Unmarked  voting  instructions  from contract holders will be voted in favor of the Proposal. Insurance Companies, as record  shareholders of the Fund, may adjourn the meeting of shareholders  for a period or periods of not more than 120 days in the  aggregate  if  necessary  to obtain  additional  voting  instructions  from  contract  holders.  The  cost of preparing and  distributing to contract  holders  additional  proxy materials if required in connection with any adjournment will be borne by the Advisor.

     PROXY SOLICITATION.  This notice of Special Meeting and Proxy Statement are first being mailed to shareholders on or around February 1, 2006.  Supplementary solicitations  may be made by mail,  telephone,  telegraph,  facsimile  or other electronic means by representatives of the Advisor.  In addition,  Computershare
Fund Services,  a proxy solicitation firm, will be paid to solicit  shareholders on  behalf  of the  Fund.  The total  anticipated  cost of such  services  to be rendered by Computershare Fund Services is estimated to be [$ ]. THE EXPENSES IN
CONNECTION  WITH  PREPARING  THIS PROXY  STATEMENT AND ITS ENCLOSURES AND OF ALL
SOLICITATIONS WILL BE PAID BY THE ADVISOR.

4.   PROPOSAL: APPROVAL OF MANAGEMENT AGREEMENT

REASONS FOR APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT.

     Under the  Investment  Company  Act of 1940 (the  "1940  Act"),  any person acting as investment  adviser to a registered  investment company is required to serve pursuant to a written contract. A number of procedural  requirements apply to  the  approval  of an  investment  advisory  agreement  with  a  fund.  Those requirements include:

     o    approval  by the fund's  directors,  including  by a  majority  of the
          Independent Directors ;

     o    approval by a majority of the  outstanding  voting  securities  of the fund; and

     o    that the original management  agreement shall continue in effect for a maximum  of two years,  unless  prior to its  expiration  the board of directors approves the continuance of the agreement, at least annually thereafter.

     The process by which a mutual fund board evaluates and approves the renewal of an  investment  advisory  contract  (or in the case of  American  Century,  a management agreement),  is referred to in the industry as the "15(c) Process" or
"15(c)  Review." If a new management  agreement  between the fund and Advisor is not approved within two years of the execution of the original agreement,  or if the board  fails or  refuses  to  approve  the  renewal as a result of its 15(c)
Process, the original agreement is terminated.

     In the  case of the  Fund,  the  Board  approved  its  original  management agreement  between the  Advisor and  Variable  Portfolios  at a meeting  held on
December  31, 2002.  On April 30, 2003,  the  management  agreement  between the
Advisor and  Variable  Portfolios  was  approved by an affiliate of the Advisor, which at the time was the sole  shareholder of the Fund.  Following  approval by the sole shareholder of the Fund, the management agreement was properly approved under the 1940 Act. In order for the management  agreement to continue in effect beyond its initial term, it should have been  evaluated and approved for renewal in  connection  with a 15(c) Review prior to December  31,  2004.  However,  the agreement inadvertently was not renewed by the Board in time and, as a result, a new management agreement is required.

     The Advisor  continues to provide to the Fund investment  advisory services of the same nature as it has  historically  provided.  Although  the Advisor has continued to incur the same costs in the provision of these  services  following the  termination of the  agreement,  the Advisor has reimbursed the Fund for all management fees received from January 1, 2005 through December 19, 2005, and has agreed to waive  receipt of such fees  pending the  approval  of the  management agreement in accordance with the Proposal. Upon reimbursement of management fees by the  Advisor on  December  20,  2005,  the Fund's net asset  value  increased
[$0.09]  per share.  If the  proposed  management  agreement  is  approved  by a majority of the Fund's outstanding  voting  securities,  the Advisor will not be reimbursed  for these  costs nor  receive  any fees from the Fund for the period beginning January 1, 2005 and ending on the date of approval of the agreement.

     At a meeting held on December 13, 2005, the Board considered the matter and approved a new management agreement for the Fund (the "Agreement"). The terms of the Agreement are substantially the same as the terms of the original management agreement.  The  Agreement  also must be  approved  by a majority  of the Fund's outstanding voting securities,  as defined in this Proxy Statement.  If approved by a majority of the Fund's outstanding  voting  securities,  the Agreement will become effective immediately upon such approval.  The Advisor, and not the Fund, is bearing all of the cost of the approval process.

PRINCIPAL FEATURES OF THE PROPOSED MANAGEMENT AGREEMENT

     The  Advisor  has  served  as  investment  adviser  to the Fund  since  its inception.  The Fund was organized in 2002 as a series of Variable Portfolios, a registered,  open-end management investment company.  Except as noted below, the terms of the Agreement are substantially the same as the terms of the management agreement pursuant to which the Advisor had been providing services to the Fund.
The following is a summary of the material terms of the Agreement:

MANAGEMENT SERVICES.  Pursuant to the Agreement,  the Advisor is responsible for managing the  investment  portfolios  of the Fund and directing the purchase and sale of its  investment  securities.  The Advisor  also  arranges  for  transfer agency,  custody and all other  services  necessary for the Fund to operate.  In addition, the Advisor is required to maintain and preserve any books and records with respect to the Funds' securities transactions. The Advisor will provide the
Fund  with  all  physical  facilities  and  personnel  required  to carry on the business of each class of the Fund's shares, including but not limited to office space,  office  furniture,  fixtures and equipment,  office  supplies,  computer hardware  and  software  and  salaried  and hourly  paid  personnel.  All of the
Advisor's duties under the Agreement are to be performed subject to oversight of the Board, and in accordance with the investment  objectives and policies of the
Fund. The Agreement is attached as SCHEDULE I.

MANAGEMENT  FEE.  Under the  Agreement,  the Fund will pay to the Advisor on the first business day of each month a unified  management fee based on a percentage of the daily net assets of the specific  class of shares of the Fund. The annual management  fee rate for Class I shares is determined  pursuant to the following stepped fee schedule:  0.90% of the first $1 billion of assets under management,
0.80% of the next $4  billion  of assets  under  management  and 0.70% of assets under management above $5 billion.  The annual  management fee rate for Class II shares is determined  pursuant to the following  stepped fee schedule:  0.80% of the first $1 billion of assets under management, 0.70% of the next $4 billion of assets under  management and 0.60% of assets under  management above $5 billion.
The effective  management fee paid by the Fund to the Advisor as a percentage of average net assets for the most recent  fiscal year ended  December 31, 2005 was
[0.90% for Class I and 0.80% for Class II].

PAYMENT OF ADVISORY  EXPENSES.  The Agreement provides that the Advisor will pay all  expenses of managing  and  operating  the Fund except  brokerage  expenses, taxes, interest, fees and expenses of the Independent Directors (including legal counsel fees), and extraordinary expenses. The Advisor may at its expense employ others to provide all or any part of such facilities and personnel. A portion of the management fee may be paid by the Advisor to unaffiliated  third parties who provide  recordkeeping  and  administrative  services  that would  otherwise  be performed by an affiliate of the Advisor.

TERM.  In  conformity  with the  requirements  of the 1940  Act,  the  Agreement provides that it will continue in effect,  unless sooner terminated,  until July
31, 2007 and for as long  thereafter as its  continuance  has been  specifically approved at least  annually (a) by the Board or by the vote of a majority of the outstanding  class of voting  securities  of each class and (b) by the vote of a majority of the  Directors of the Fund,  who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

TERMINATION; ASSIGNMENT. The Agreement (a) may be terminated at any time without penalty  by the  Board  or by  vote  of a  majority  of the  outstanding  voting securities of each class on sixty days' written  notice to the Advisor,  (b) may be  terminated  by the Advisor at any time without  penalty upon giving the Fund sixty days' written notice, and (c) terminates automatically in the event of its assignment.

LIMITATION OF LIABILITY. Under the Agreement, the Advisor will not be subject to any  liability  to the  Fund or to any  shareholder  of the  Fund for any act or omission  in the course of, or  connected  with,  rendering  services or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful  misfeasance,  bad faith,  gross negligence,  or reckless disregard of its obligations or duties.

INFORMATION ABOUT THE ADVISOR

     The  Advisor  is a  corporation  organized  under  the laws of the State of
Delaware,  with its  headquarters  at 4500 Main Street,  Kansas  City,  Missouri
64111. The Advisor is wholly owned by American Century Companies,  Inc. ("ACC"), which is controlled  by James E.  Stowers,  Jr., by virtue of his ownership of a majority of its voting  stock.  As of December  31,  2005,  the Advisor  managed approximately  [$102] billion of assets. The Advisor is a registered  investment adviser and has managed mutual funds since 1958.

     The Directors and principal executive officer of the Advisor follow. Unless otherwise  noted,  the address for each is 4500 Main  Street,  Kansas  City,  MO
64111.

                                            POSITION(S) WITH
                                            ADVISOR AND
            NAME                            PRINCIPAL OCCUPATION
            ----                            ---------------------

       James E. Stowers, Jr.                Director, Chairman

       James E. Stowers III                 Director

       William M. Lyons                     Director, Chief Executive
                                            Officer and President

     The chart below lists those Directors and officers of the Fund who are also affiliated with the Advisor, and sets out the nature of those affiliations:

                                                       POSITION(S) AT THE
       NAME               POSITION AT THE FUNDS        INVESTMENT ADVISOR
       ----               ---------------------        ------------------

James E. Stowers, Jr.    Director, Co-Vice Chairman    Director, Chairman

James E. Stowers III     Director, Co-Vice Chairman    Director

William M. Lyons         President                     Director, Chief Executive
                                                       Officer and President

Robert  T. Jackson       Executive Vice                Chief Financial Officer,
                         President                     Executive Vice
                                                       President and Treasurer

Maryanne Roepke          Senior Vice                   Assistant Treasurer
                         President, Treasurer and
                         Chief Financial Officer

David C. Tucker          Senior Vice                   Senior Vice President
                         President and                 and General Counsel
                         General Counsel

Charles C.S. Park        Vice President                Chief Compliance Officer
                         and Chief Compliance
                         Officer

Jon Zindel               Tax Officer                   Vice President

CONSIDERATIONS OF THE BOARD OF DIRECTORS IN APPROVING THE AGREEMENTS

     The Board is comprised of nine Directors, seven of which are not affiliated with the Advisor in any way (the "Independent  Directors").  The Chairman of the
Board is an  Independent  Director.  The Board  oversees the  activities  of the
Advisor in  managing  the Fund and meets at least  quarterly  to review  reports about Fund operations.  Independent counsel to the Independent Directors attends all  in-person  Board  meetings  and  other  meetings  at  the  request  of  the
Independent  Directors.  The  Board  has five  standing  committees  to  oversee specific functions of the Fund's operations.

     At a meeting  held on December  13, 2005,  the Board,  including  all seven
Independent  Directors,  considered the Agreement,  as well as the effect of the termination  of  the  prior  management  agreement.  The  Independent  Directors discussed the matter in executive  session and were  represented  by independent counsel who assisted in their deliberations.

     Following the executive  session,  the  Independent  Directors  unanimously approved the  Agreement  (based on the factors  discussed in detail  below).  In reaching its determination  they considered,  among other things,  the impact to the Fund and its  shareholders if the Agreement was not approved,  together with the  Advisor's  agreement to  reimburse  and/or  waive any fees  received  since
December 31, 2004.

FACTORS CONSIDERED BY THE BOARD

NATURE,  EXTENT  AND  QUALITY  OF  SERVICES.  The  Board  noted  that  under the management  agreement,  the Advisor  provides or arranges at its own expense for the provision of a wide variety of services.  The  Independent  Directors  noted
that many of these  services  have  expanded over time both in terms of quantity and complexity in response to shareholder  demands,  competition in the industry and the changing regulatory environment.  The Board noted that the nature of the investment  management  services  provided  is quite  complex  and  allows  Fund shareholders access to professional money management, instant diversification of their  investments  within an asset class,  the opportunity to easily  diversify among asset classes, and liquidity.  Annually,  the Independent Directors review detailed performance information,  comparing the Fund's performance with that of similar funds not managed by the Advisor.  The Fund's  performance  for both the one and three year  periods was above the median of its peer group.  The Advisor provides the Fund with a comprehensive package of transfer agency,  shareholder, and other services.  The Independent Directors review reports and evaluations of such  services at its regular  quarterly  meetings and in  conjunction  with its annual 15(c) Review.  Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities  trading  activities are measured by  independent  third party  providers and are presented in comparison to other fund groups not managed by the Advisor.

COSTS OF  SERVICES  PROVIDED  AND  PROFITABILITY  TO THE  ADVISOR.  The  Advisor
provides detailed information  concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall  profitability, and its financial  condition.  The Independent  Directors have reviewed with the
Advisor  the  methodology  used to  prepare  this  financial  information.  This financial  information  regarding the Advisor is considered in order to evaluate the Advisor's financial  condition,  its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE  ADVISOR.  The  Independent  Directors  generally  considered  the
Advisor's  commitment  to  providing  quality  services to  shareholders  and to conducting  its  business  ethically.  They noted that the  Advisor's  practices generally  meet or exceed  industry best  practices and that the Advisor was not implicated in the industry scandals of 2003-2005.

ECONOMIES OF SCALE.  The Independent  Directors  review reports  provided by the
Advisor on economies of scale for the complex as a whole and the  year-over-year
changes  in  revenue,  costs,  and  profitability.   The  Independent  Directors
concluded  that  economies of scale are  difficult  to measure  with  precision, particularly  on a fund-by-fund  basis.  The Independent  Directors  believe the
Advisor is  appropriately  sharing any  economies of scale through a competitive fee  structure,  through  breakpoints  that reduce fees as the Fund increases in
size,  and  through   reinvestment  in  its  business  to  provide  shareholders additional content and services.

COMPARISON  TO  OTHER  FUNDS'  FEES.   The  Fund  pays  the  Advisor  a  single,
all-inclusive (or unified)  management fee for providing all services  necessary for the  management and operation of the Fund,  other than  brokerage  expenses, taxes,  interest,  extraordinary  expenses,  and the  fees and  expenses  of the
Independent  Directors (including their independent legal counsel). By contrast, most other fund  groups are charged a variety of fees,  including  a  management fee, a transfer  agency fee, an  administrative  fee,  distribution  charges and other  expenses.  The Board  believes the unified fee  structure is a benefit to
Fund  shareholders  because it clearly  discloses  to  shareholders  the cost of owning Fund shares,  and,  since the unified fee cannot be  increased  without a vote of Fund  shareholders,  it shifts to the  Advisor  the  increased  costs of operating the Funds and the risk of administrative  inefficiencies.  Part of the
Independent  Directors'  analysis of fee levels  involves  comparing  the Fund's unified fee to the total  expense ratio of other funds in the Fund's peer group.
The  unified fee  charged to  shareholders  of the Fund was at the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES  PROVIDED TO OTHER  CLIENTS OF THE ADVISOR.  The
Independent  Directors also requested and received  information from the Advisor concerning the nature of the services,  fees, and  profitability of its advisory services to  advisory  clients  other than the Fund.  They  observed  that these varying  types  of  client  accounts  require  different  services  and  involve different regulatory and entrepreneurial  risks than the management of the Fund.
The Independent  Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR.  The Independent  Directors reviewed information  from the Advisor  concerning  collateral  benefits it receives as a result of its  relationship  with the Fund.  They  concluded  that the Advisor's primary business is managing mutual funds and it generally does not use the Fund or shareholder  information to generate profits in other lines of business,  and therefore does not derive any significant collateral benefits from them.

CONCLUSION  OF THE  INDEPENDENT  DIRECTORS.  As a result  of this  process,  the
Independent  Directors,  assisted  by  the  advice  of  legal  counsel  that  is independent  of the Advisor,  taking into  account all of the factors  discussed above and the information provided by the Advisor, concluded that the investment management agreement between Variable Portfolios, on behalf of the Fund, and the
Advisor is fair and reasonable in light of the services provided.

EFFECT OF FAILURE TO APPROVE NEW AGREEMENT

The Board also  considered the fact that the failure of the Board to approve the agreement and recommend the agreement to the Fund's  shareholders  could lead to the following:

     o    The Advisor could not continue to serve as  investment  adviser to the
          Fund.

     o    The Advisor would have to seek other alternatives.

     o    Because  the Fund is managed  substantially  the same as another  fund advised  by the  Advisor,  Large Cap  Value,  and  another  investment adviser  would not be able to manage in that same manner,  the Advisor has notified the Directors it will likely  recommend to the Board that the Board liquidate the Fund.

PAYMENTS TO THE ADVISOR AND AFFILIATES OF THE ADVISOR BY THE FUND

During the Fund's  last  fiscal  year,  the  aggregate  amount of the  Advisor's unified management fee paid by the Fund was [$ ].

The Fund has  adopted a  distribution  plan for its Class II shares  pursuant to
Rule 12b-1 under the 1940 Act (the "Class II Plan").  The Fund's Class II shares are made available  exclusively to insurance companies to fund their obligations under variable annuity and variable life insurance  contracts purchased by their customers.  The Fund's  distributor enters into contracts with various insurance companies  with respect to the sale of the Fund's  shares  and/or the use of the
Fund's shares in various insurance products.

The insurance  companies provide various  distribution  services pursuant to the
Class II Plan.  To enable the Fund's  shares to be made  available  through such insurance products, and to compensate the insurance companies for such services, the Advisor has reduced its  management  fee by 0.10% per annum with  respect to the Class II shares,  and the Board has adopted  the Class II Plan.  Pursuant to the Class II Plan,  Class II pays the distributor  0.25% annually of the average daily net asset value of the Fund's Class II shares for  distribution  services, including past distribution services (as described below). This payment is fixed at 0.25% and is not based on expenses incurred by the distributor.  The Class II
Plan is a  compensation  type plan and the  amount  paid does not  depend on the actual  expense  incurred.  During the fiscal year ended  December 31, 2005, the aggregate amount of fees paid under the Class II Plan was [$ ].

INFORMATION RELATING TO SIMILAR FUNDS

     The  Advisor  is  the  investment  adviser  for  certain  other  investment companies that have investment  objectives similar to the investment  objectives of the Fund. The table below provides certain information  relating to each such similar fund.

                              NET ASSETS AS OF    ANNUAL RATE OF                    NET MANAGEMENT
NAME OF SIMILAR FUND          DECEMBER 31, 2005   MANAGEMENT FEE     FEE WAIVER           FEE
----------------------------- -----------------  ---------------  ----------------  ----------------

Large Company Value Fund

     THE BOARD OF THE FUND RECOMMENDS THAT THE  SHAREHOLDERS OF THE FUND VOTE TO
APPROVE THE AGREEMENT.

5.   OTHER INFORMATION

INVESTMENT  ADVISOR AND  ADMINISTRATOR.  American  Century  Services,  LLC ("ACS
LLC"), an affiliate of the Advisor, serves as transfer agent and dividend-paying agent for the Fund.  It provides  physical  facilities,  computer  hardware  and software and personnel  for the  day-to-day  administration  of the Fund and the
Advisor.  The  Advisor and ACS LLC are wholly  owned  subsidiaries  of ACC.  The mailing  address of ACC,  ACS LLC,  the Advisor and the Fund is P.O. Box 419200,
Kansas City, Missouri 64141-6200.

DISTRIBUTOR.  American Century Investment Services,  Inc. ("ACIS") is the Fund's
principal  underwriter.  ACIS's mailing address is P.O. Box 419200, Kansas City,
Missouri 64141-6200.

SHAREHOLDER REPORTS.  The Fund will furnish,  without charge, a copy of its most recent annual and semiannual  report upon request.  To request these  materials, please call us at  1-800-378-9878  or send a request by mail to American Century
Investments at P.O. Box 419786, Kansas City, Missouri 64141-6786.

OTHER MATTERS.  The Board is not aware of any other matters that are expected to arise at the Special  Meeting.  If any other matter should arise,  however,  the persons named in properly executed proxies have discretionary  authority to vote such proxies as they decide.

The Articles of Incorporation and By-laws of Variable  Portfolios do not provide for annual  meetings  of  shareholders  unless  required by the 1940 Act and the
Company does not currently intend to hold such a meeting for 2006.

Shareholder  proposals  for inclusion in a Proxy  Statement  for any  subsequent meeting  of  shareholders  must be  received  by  Variable  Portfolios  within a reasonable  period  of time  prior to any such  meeting  and  must  satisfy  all applicable federal and state requirements.

6.   SCHEDULE I: MANAGEMENT AGREEMENT

7.   SCHEDULE II: NUMBER OF OUTSTANDING SHARES AS OF JANUARY 25, 2006

8.   SCHEDULE III: PRINCIPAL SHAREHOLDERS AS OF JANUARY 25, 2006

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                           VP Large Company Value Fund

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 3, 2006

           This Proxy is solicited on behalf of the Board of Directors

This proxy shall be voted on the Proposal  described in the  accompanying  Proxy
Statement  as  specified  below.  By signing  below,  I (we)  appoint as proxies
Charles A. Etherington,  Ward D. Stauffer,  and Otis H. Cowan, and each of them, as attorneys,  with full power of  substitution  to vote for the undersigned all shares  of  common  stock I (we) own in the fund.  The  authority  I am (we are)
granting  applies to the  above-referenced  meeting and any adjournments of that meeting,  with  all  the  power  I (we)  would  have if  personally  present.  I understand  that if I sign  without  otherwise  marking  this proxy,  the shares represented by this proxy will be voted as recommended by the Board of Directors on all maters to be considered at the meeting.

                           VOTE VIA THE INTERNET:  https://vote.proxy-direct.com

                           VOTE BY TELEPHONE:  1-866-241-6192

                           CONTROL NUMBER:  999 9999 9999 999

                           Note:  If shares are held by an  individual,  sign
                           your name  exactly as it appears on this card.  If
                           shares are held  jointly,  either  party may sign,
                           but the name of the party signing  should  conform
                           exactly to the name shown on this proxy  card.  If
                           shares are held by a  corporation,  partnership or
                           similar account,  the name and the capacity of the
                           individual   signing  the  proxy  card  should  be
                           indicated - for  example:  "ABC  Corp.,  John Doe,
                           Treasurer."

                           -----------------------------
                           Signature

                           -----------------------------
                           Signature (if held jointly)

                           -----------------------------
                           Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

You can vote your proxy on the PHONE or the INTERNET - 24 hours a day.

     1.   Read your proxy statement and have it at hand.

     2.   Call     toll-free     1-866-241-6192     or     go     online     at:
          http://vote.proxy-direct.com

     3.   Follow the recorded or on-screen directions.

     4.   Do NOT mail your Proxy Card if you vote by phone or Internet.

TO VOTE BY MAIL,  please date and sign the proxy  below and either  return it in the enclosed  envelope to: American  Century  Investments,  c/o Proxy Tabulator,
P.O. Box 9043, Smithton, NY 11787-9831 or fax both sides to 1-888-796-9932. This proxy will not be voted unless it is dated and signed  exactly as  instructed on this card.

Please detach at perforation before mailing.

Please indicate your vote by marking the appropriate box.
The Board of Directors recommends a vote "FOR" the proposal.
Your shares will be voted EXACTLY as marked.

 FOR                            AGAINST                       ABSTAIN
[   ]                            [   ]                         [   ]

1.   Approval of the management  agreement  between  American  Century  Variable
     Portfolios,  Inc., on behalf of VP Large  Company Value Fund,  and American
     Century Investment Management, Inc.

IMPORTANT:  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                                   SCHEDULE I

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

                                FORM OF PROPOSED
                              MANAGEMENT AGREEMENT

     THIS MANAGEMENT AGREEMENT ("Agreement") is made as of the 3rd day of March,
2006, by and between  AMERICAN  CENTURY  VARIABLE  PORTFOLIOS,  INC., a Maryland
corporation (hereinafter called the "Company"),  and AMERICAN CENTURY INVESTMENT
MANAGEMENT,  INC., a Delaware  corporation  (hereinafter  called the "Investment
Manager").

     WHEREAS, the Investment Manager is registered as an investment advisor with the Securities and Exchange Commission;

     WHEREAS,  THE COMPANY is  registered as an open-end  management  investment company under the  Investment  Company Act of 1940, as amended (the "1940 Act"), and has  registered  its shares for public  offering under the Securities Act of
1933, as amended; and

     WHEREAS,  the Company is authorized to create separate funds, each with its own  separate  investment  portfolio  of  which  the  beneficial  interests  are represented by a separate series of shares of the Company, including those Funds listed on Schedule A hereto.

     NOW,  THEREFORE,  IN  CONSIDERATION  of the mutual  promises and agreements herein contained, the parties agree as follows:

1.   INVESTMENT MANAGEMENT SERVICES.  The Investment Manager shall supervise the investments  of  each  class  of  each  series  of  shares  of the  Company contemplated  as of the  date  hereof,  and each  class of each  subsequent series of shares as the  Company  shall  select the  Investment  Manager to manage. In such capacity,  the Investment Manager shall either directly, or through  the  utilization  of others as  contemplated  by  Section 7 below, maintain a continuous  investment  program for each series,  determine what securities  shall be purchased or sold by each series,  secure and evaluate such  information as it deems proper and take whatever  action is necessary or convenient to perform its  functions,  including the placing of purchase and sale orders. In performing its duties hereunder, the Investment Manager will manage the  portfolio of all classes of shares of a particular  series as a single portfolio.

2.   COMPLIANCE  WITH LAWS. All functions  undertaken by the Investment  Manager hereunder  shall at all times  conform to, and be in accordance  with,  any requirements imposed by:

     (a)  the 1940 Act and any rules and regulations promulgated thereunder;

     (b)  any other applicable provisions of law;

     (c)  the Articles of  Incorporation  of the Company as amended from time to time;

     (d)  the Bylaws of the Company as amended from time to time;

     (e)  the Multiple Class Plan; and

     (f)  the registration  statement(s) of the Company, as amended from time to time, filed under the Securities Act of 1933 and the 1940 Act.

                                                                          Page 1

                                      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

3.   BOARD  SUPERVISION.  All  of the  functions  undertaken  by the  Investment
     Manager  hereunder  shall at all times be subject to the  direction  of the
     Board  of  Directors  of  the  Company,  its  executive  committee,  or any committee  or officers of the Company  acting  under the  authority  of the
     Board of Directors.

4.   PAYMENT OF EXPENSES. The Investment Manager will pay all of the expenses of each class of each  series of the  Company's  shares  that it shall  manage other than interest, taxes, brokerage commissions,  extraordinary expenses, the fees and expenses of those directors who are not  "interested  persons"
     as defined in the 1940 Act  (hereinafter  referred  to as the  "Independent
     Directors")  (including  counsel fees), and expenses incurred in connection with the provision of shareholder services and distribution  services under a plan adopted  pursuant to Rule 12b-1 under the 1940 Act.  The  Investment
     Manager will provide the Company with all physical facilities and personnel required  to carry on the  business  of each  class of each  series  of the
     Company's shares that it shall manage,  including but not limited to office space, office furniture,  fixtures and equipment, office supplies, computer
     hardware  and  software  and  salaried  and  hourly  paid  personnel.   The
     Investment  Manager may at its expense  employ others to provide all or any part of such facilities and personnel.

5.   ACCOUNT  FEES.  The  Company,  by  resolution  of the  Board of  Directors, including a majority of the  Independent  Directors,  may from time to time authorize the  imposition of a fee as a direct charge  against  shareholder accounts of any class of one or more of the series, such fee to be retained by the Company or to be paid to the Investment  Manager to defray  expenses which would otherwise be paid by the Investment  Manager in accordance with the provisions of paragraph 4 of this Agreement.  At least sixty days prior written  notice  of the  intent  to  impose  such  fee must be given to the shareholders of the affected class and series.

6.   MANAGEMENT FEES.

     (a)  In consideration of the services  provided by the Investment  Manager, each  class of each  series of shares of the  Company  managed  by the
          Investment  Manager shall pay to the  Investment  Manager a management fee that is  calculated  as  described in this Section 6 using the fee schedules set forth on Schedule A.

     (b)  DEFINITIONS

          (1)  An  "INVESTMENT   TEAM"  is  the  Portfolio   Managers  that  the
               Investment Manager has designated to manage a given portfolio.

          (2)  An   "INVESTMENT   STRATEGY"  is  the   processes   and  policies
               implemented by the  Investment  Manager for pursuing a particular investment objective managed by an Investment Team.

          (3)  A "PRIMARY STRATEGY  PORTFOLIO" is each series of the Company, as well as any  other  series  of any  other  registered  investment company for which the Investment Manager serves as the investment manager and for which American Century Investment Services,  Inc.
               serves as the distributor.

                                                                          Page 2

                                      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

          (4)  A "SECONDARY  STRATEGY  PORTFOLIO"  of a series of the Company is another account managed by the Investment Manager that is managed by  the  same  Investment  Team  but is  not a  Primary  Strategy
               Portfolio.

          (5)  The  "SECONDARY  STRATEGY SHARE RATIO" of a series of the Company is calculated by dividing the net assets of the series by the sum of the Primary Strategy Portfolios that share a common Investment
               Strategy.

          (6)  The "SECONDARY STRATEGY ASSETS" of a series of the Company is the
               sum  of  the  net  assets  of  the  series'  Secondary   Strategy
               Portfolios  multiplied by the series'  Secondary  Strategy  Share
               Ratio.

          (7)  The  "INVESTMENT  STRATEGY  ASSETS" of a series of the Company is the sum of the net assets of the series and the series' Secondary
               Strategy Assets.

          (8)  The "PER ANNUM FEE DOLLAR AMOUNT" is the dollar amount  resulting from applying the applicable Fee Schedule for a class of a series of the Company using the Investment Strategy Assets.

          (9)  The "PER  ANNUM FEE RATE" for a class of a series of the  Company is the  percentage  rate that results from dividing the Per Annum
               Fee  Dollar  Amount  for the class of a series by the  Investment
               Strategy Assets of the series.

     (c)  DAILY MANAGEMENT FEE CALCULATION. For each calendar day, each class of each  series of  shares  set forth on  Schedule  A shall  accrue a fee calculated by multiplying  the Per Annum Fee Rate for that class times the net assets of the class on that day,  and  further  dividing  that product by 365 (366 in leap years).

     (d)  MONTHLY  MANAGEMENT  FEE  PAYMENT.  On the first  business day of each month,  each class of each  series of shares  set forth on  Schedule A shall  pay  the  management  fee to the  Investment  Manager  for  the previous month. The fee for the previous month shall be the sum of the
          Daily  Management  Fee  Calculations  for  each  calendar  day  in the previous month.

     (e)  ADDITIONAL SERIES OR CLASSES. In the event that the Board of Directors of the  Company  shall  determine  to issue any  additional  series or classes of shares for which it is proposed that the Investment Manager serve as investment  manager,  the Company and the Investment  Manager may enter into an Addendum to this Agreement setting forth the name of the series  and/or  class,  the Fee  Schedule  for each and such other terms and  conditions  as are  applicable  to the  management  of such series of shares.

7.   SUBCONTRACTS.  In rendering  the  services to be provided  pursuant to this
     Agreement,  the  Investment  Manager  may,  from  time to time,  engage  or associate  itself  with  such  persons  or  entities  as it  determines  is necessary or convenient in its sole  discretion  and may contract with such
     persons  or  entities  to  obtain  information,   investment  advisory  and
     management services, or such other services as the Investment Manager deems appropriate.  Any fees,  compensation  or  expenses  to be paid to any such person or entity shall be paid by the Investment Manager, and no obligation to such person or entity  shall be incurred on behalf of the  Company.  Any arrangement  entered into pursuant to this paragraph  shall,  to the extent required by law, be subject to the

                                                                          Page 3

                                      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     approval of the Board of Directors of the Company,  including a majority of the Independent Directors, and the shareholders of the Company.

8.   CONTINUATION OF AGREEMENT. This Agreement shall continue in effect July 31,
     2007, unless sooner terminated as hereinafter provided,  and shall continue in effect from year to year thereafter only so long as such  continuance is specifically  approved at least  annually by the Board of  Directors of the
     Company (including a majority of those Directors who are not parties hereto or interested persons of any such party) cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal,  or by the vote of a majority of the outstanding  class of voting securities of each series. The annual approvals provided for herein shall be effective to continue  this  Agreement  from  year to  year if  given  within  a  period beginning  not  more  than  ninety  (90)  days  prior  to  July  31 of each applicable  year,  notwithstanding  the fact that more than  three  hundred sixty-five  (365)  days  may have  elapsed  since  the  date on which  such approval was last given.

9.   TERMINATION.  This Agreement may be terminated by the Investment Manager at any time without  penalty upon giving the Company 60 days' written  notice, and may be terminated at any time without penalty by the Board of Directors of  the  Company  or by  vote  of a  majority  of  the  outstanding  voting securities of each class of each series on 60 days'  written  notice to the
     Investment Manager.

10.  EFFECT OF ASSIGNMENT.  This Agreement shall automatically  terminate in the event of assignment by the Investment  Manager,  the term  "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

11.  OTHER  ACTIVITIES.  Nothing herein shall be deemed to limit or restrict the right of the  Investment  Manager,  or the  right  of any of its  officers, directors or employees (who may also be a director,  officer or employee of the  Company),  to  engage  in any other  business  or to  devote  time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

12.  STANDARD OF CARE. In the absence of willful  misfeasance,  bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the  Investment  Manager,  it, as an  inducement to it to enter into this Agreement, shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with,  rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

13.  SEPARATE AGREEMENT.  The parties hereto acknowledge that certain provisions of the 1940 Act, in effect,  treat each  series of shares of an  investment company as a separate investment company.  Accordingly,  the parties hereto hereby  acknowledge  and agree that, to the extent deemed  appropriate  and consistent  with the 1940 Act, this Agreement shall be deemed to constitute a separate  agreement  between  the  Investment  Manager and each series of shares of the Company managed by the Investment Manager.

14.  USE OF THE NAME "AMERICAN  CENTURY".  The name  "American  Century" and all rights to the use of the name "American Century" are the exclusive property of American Century Proprietary Holdings, Inc. ("ACPH"). ACPH has consented to, and granted a non-exclusive  license for, the

                                                                          Page 4

                                      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     use by the  Company  of the  name  "American  Century"  in the  name of the
     Company and any series of shares  thereof.  Such consent and  non-exclusive license may be revoked by ACPH in its  discretion if ACPH,  the  Investment
     Manager,  or a subsidiary or affiliate of either of them is not employed as the  investment  adviser of each  series of shares of the  Company.  In the event of such  revocation,  the Company  and each series of shares  thereof using the name  "American  Century"  shall cease  using the name  "American
     Century"  unless  otherwise  consented  to by ACPH or any  successor to its interest in such name.

     IN WITNESS  WHEREOF,  the parties have caused this Agreement to be executed by their respective duly authorized  officers as of the day and year first above written.

AMERICAN CENTURY INVESTMENT                AMERICAN CENTURY VARIABLE
  MANAGEMENT, INC.                           PORTFOLIOS, INC.

------------------------------------       -------------------------------------
WILLIAM M. LYONS                           CHARLES A. ETHERINGTON
President                                  Vice President

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.             SCHEDULE A: FEE SCHEDULES
--------------------------------------------------------------------------------

                                   SCHEDULE A

                                  FEE SCHEDULES

------------------------------- ----------------- --------------- --------------
                                                      CLASS I        CLASS II
------------------------------- ----------------- --------------- --------------
VP Large Company Value Fund     First $1 billion      0.900%          0.800%
                                Next $4 billion       0.800%          0.700%
                                ----------------- --------------- --------------
                                Over $5 billion       0.700%          0.600%
=============================== ================= =============== ==============

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